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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                June 29, 1998
              Date of report (Date of earliest event reported)





                             MACKIE DESIGNS INC.
           (Exact Name of Registrant as Specified in Its Charter)



  Washington                       0-26524                      91-1432133
(State or Other               (Commission File                 (IRS Employer
Jurisdiction of                   Number)                 Identification Number)
Incorporation)





                          16220 Wood-Red Road, N.E.
                        Woodinville, Washington 98072
             (Address of Principal Executive Offices)(Zip Code)



                              (425) 487-4333
                      (Registrant's Telephone Number,
                            Including Area Code)





      Former Name or Former Address, if Changed Since Last Report: N/A


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This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A filed by Mackie Designs Inc. on September 15, 1998 solely to add Exhibit
23.1 as required by Item 7(c).

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

(c)  Exhibits

     Exhibit 23.1   Consent of Grant Thornton, S.p.A.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MACKIE DESIGNS INC.



Date: October 6, 1998                  /s/ William A. Garrard
                                       --------------------------------------
                                       William A. Garrard, Vice President -
                                       Chief Financial Officer